EXHIBIT 99.2
                                                                  ------------


   CERTIFICATION OF VICE PRESIDENT AND CHIEF FINANCIAL OFFICER PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the accompanying Quarterly Report of EMC Insurance Group Inc. on Form 10-Q for the period ended March 31, 2003, the undersigned herby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of EMC Insurance Group Inc. that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of Securities Exchange Act of 1934, and

     (2) The information contained in this report fairly presents, in all material respects, the company's financial condition and results of operations.

     A signed original of this written statement required by Section 906 has been provided to EMC Insurance Group Inc. and will be retained by EMC Insurance Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                              EMC INSURANCE GROUP INC.
                              Registrant



                              /s/  Mark E. Reese
                              --------------------------
                              Mark E. Reese
                              Vice President and
                              Chief Financial Officer



Date: May 14, 2003